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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 AUGUST 12, 2008

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                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       000-33297                                          88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                              4901 ZAMBRANO STREET
                               COMMERCE, CA 90040
                         (Address of Principal Executive
                              Offices and zip code)

                                 (323) 726-1913
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.03         CREATION OF A DIRECT  FINANCIAL  OBLIGATION  OR AN  OBLIGATION
                  UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         On July 30, 2008, the Registrant entered into an Amendment Agreement ("Amendment Agreement") to the Securities Purchase Agreement dated March 5, 2008 (the "Securities Purchase Agreement") with Gemini Master Fund, Ltd. (the "Investor"). The Registrant previously issued a thirty-month senior secured convertible note in the principal amount of $2,000,000 (the "Existing Note"), and a five-year warrant to purchase an aggregate of 875,000 shares of the Registrant's common stock (the "Existing Warrant") under the Securities Purchase Agreement. Under the terms of the Amendment Agreement, the Registrant and the Investor agreed, in exchange for the Investor's waiver of certain breaches under the Existing Note, to exchange the Existing Note for an amended and restated 8% senior secured convertible note ("Amended and Restated Note"), and to exchange the Existing Warrant for an amended and restated warrant ("Amended and Restated Warrant"). The transactions contemplated by the Amendment Agreement closed on August 12, 2008.

         The Amended and Restated Note has an aggregate principal amount of $2,500,000 and a term of approximately thirty months commencing from March 5, 2008. The Amended and Restated Note carries interest at 8% per annum on the unpaid/unconverted principal balance, and is secured on a second priority basis against all of the assets of the Registrant. One-twenty-fourth of the principal amount of the Amended and Restated Note, and accrued but unpaid interest, are due and payable monthly in 24 installments beginning on October 1, 2008. These installment payments can be made in cash or through the issuance of stock provided that certain equity conditions (as further set forth in the Amended and Restated Note) are met. The Amended and Restated Note is convertible, at the option of the Investor prior to its maturity, into approximately 6,250,000 shares of the Registrant's common stock (subject to adjustment as provided in the Amended and Restated Note, including pursuant to economic anti-dilution adjustments), based on a conversion price equal to $0.40 per share. Additionally, beginning March 5, 2009, the Registrant can require the Investor to convert the Amended and Restated Note into shares of the Registrant's common stock if the volume-weighted average price (as determined pursuant to the Amended and Restated Note) of the common stock for any 20 out of 30 consecutive trading days exceeds $0.80 and certain equity conditions (as further set forth in the Amended and Restated Note) are met.

         The Amended and Restated Warrant has a term of five years commencing from March 5, 2008 and entitles the Investor to initially purchase an aggregate of 2,187,500 shares of the Registrant's common stock (subject to adjustment as provided in the Amended and Restated Warrant, including pursuant to economic anti-dilution adjustments) at an exercise price of $0.40 per share.

         The Amended and Restated Note and the Amended and Restated Warrant provide that if the Registrant has not obtained shareholder approval, the Registrant may not issue, upon conversion or exercise of the Amended and Restated Note and the Amended and Restated Warrant, as applicable, a number of shares of the Registrant's common stock which, when aggregated with any shares of the Registrant's common stock issued on or after March 5, 2008 and prior to expiration of the Amended and Restated Warrant and the maturity of the Amended and Restated Note (A) in connection with the conversion of the Amended and Restated Note or as payment of principal, interest or liquidated damages, (B) in


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connection  with the  exercise of the Amended and Restated  Warrant,  and (C) in connection with any warrants issued to any registered broker-dealer as a fee in connection with the issuance of the securities pursuant to the Securities
Purchase Agreement, would exceed 19.99% of the number of shares of the Registrant's common stock outstanding on March 4, 2008.

         On July 30, 2008, the Registrant obtained the written consent of holders of a majority of the outstanding shares of the Registrant's capital stock to the transactions contemplated under the Amendment Agreement and intends to file an information statement to effectuate the actions approved therein in the immediate future.

         The Amended and Restated Note and the Amended and Restated Warrant also reduced to $0.30 the minimum trading price for the Registrant's common stock in connection with revisions to one of the equity conditions included therein. Except for the provisions described above, the terms of the Amended and Restated Note and Amended and Restated Warrant are the same as those of the Existing Note and Existing Warrant, respectively.

         Also in connection with the Amendment Agreement, the Registrant and its previously engaged placement agent agreed, in exchange for the placement agent's waiver of certain breaches under the original note in the principal amount of $86,400 issued to the placement agent (the "Agent Note"), to exchange the Agent Note for an amended and restated 8% senior convertible note in the principal amount of $108,000 (convertible into 270,000 shares of the Registrant's common stock at a per share price of $0.40) with terms substantially similar to the Amended and Restated Note (other than the grant of a security interest) (the "Amended and Restated Agent Note"), and to exchange the warrant to purchase 150,000 shares of the Registrant's common stock originally issued to the placement agent, for a new warrant to purchase 244,500 shares of the Registrant's common stock, with terms substantially similar to the Amended and Restated Warrant (the "Amended and Restated Agent Warrant").

         The issuance of the Amended and Restated Note, the Amended and Restated Warrant, the Amended and Restated Agent Note and the Amended and Restated Agent Warrant is intended to be exempt from registration under the Securities Act pursuant to Section 3(a)(9) thereof, as such securities were exchanged by the Registrant with existing security holders exclusively and no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange. No registration statement covering these securities has been filed with the SEC or with any state securities commission in respect of the transactions contemplated by the Amendment Agreement.

         The transaction documents, including the Amendment Agreement and forms of Amended and Restated Note and Amended and Restated Warrant, were attached to the Registrant's Current Report on Form 8-K (File No. 000-33297), filed with the Securities and Exchange Commission on August 4, 2008, as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.


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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      EXHIBITS.

                  10.1 Amendment Agreement dated July 30, 2008, by and between the Registrant and the parties signatory thereto. (1)

                  10.2 Form of Amended and Restated 8% Senior Secured Promissory Note. (1)

                  10.3     Form of Amended and Restated Warrant. (1)

(1) Filed as an exhibit to the Registrant's Current Report on Form 8-K (File No. 000-33297) filed with the Securities and Exchange Commission on August 4, 2008.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BLUE HOLDINGS, INC.


Date:  August 18, 2008                By:    /S/ ERIC HOHL
                                             ----------------------------------
                                             Eric Hohl, Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION OF EXHIBIT
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10.1           Amendment  Agreement  dated July 30,  2008,  by and  between  the
               Registrant and the parties signatory thereto. (1)

10.2           Form of Amended and Restated 8% Senior Secured  Promissory  Note.
               (1)

10.3           Form of Amended and Restated Warrant. (1)

(1) Filed as an exhibit to the Registrant's Current Report on Form 8-K (File No. 000-33297) filed with the Securities and Exchange Commission on August 4, 2008.


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